UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 24, 2009

Bell Microproducts Inc.
(Exact name of registrant as specified in its charter)

California	0-21528	94-3057566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1941 Ringwood Avenue, San Jose, California		95131-1721
(Address of principal executive offices)		(Zip Code)

408-451-9400
Registrant’s telephone number, including area code:

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01                      Entry into a Material Definitive Agreement.
Item 9.01                      Financial Statements and Exhibits.

SIGNATURES

Exhibit Index
Exhibit 10.1
Exhibit 10.2

Item 1.01                      Entry into a Material Definitive Agreement.

On February 24, 2009, Bell Microproducts Inc. (the “Company”) entered into the First Amendment (the “First Amendment”) to the October 2, 2006 Securities Purchase Agreement (the “Securities Purchase Agreement”) with The Teachers’ Retirement System of Alabama (“TRSA”) and The Employees’ Retirement System of Alabama (“ERSA”).  The First Amendment provides, among other things, that the previously existing covenant regarding the Company’s net worth is replaced by a fixed charge coverage ratio covenant substantially similar to the fixed charge coverage ratio covenant contained in the Company’s Amended and Restated Loan and Security Agreement (the “Amended Loan Agreement”), as amended on February 17, 2009, between the Company and Wachovia Capital Finance Corporation (Western) and other lenders.  A copy of the First Amendment is included as Exhibit 10.1 and incorporated herein by reference.

On February 24, 2009, the Company also entered into the Second Amendment (the “Second Amendment”) to the June 30, 2008 Amended and Restated Credit Agreement with TRSA, ERSA, Judicial Retirement Fund, PEIRAF-Deferred Compensation Plan, and Public Employees Individual Retirement Account Fund.  The Second Amendment provides, among other things, that the previously existing covenant regarding the Company’s net worth is replaced by a fixed charge coverage ratio covenant substantially similar to the fixed charge coverage ratio covenant contained in the Amended Loan Agreement, as amended on February 17, 2009, and that the required delivery date of the Company’s audited financial statements for the year ended December 31, 2007, is extended from March 31, 2009 to June 30, 2009.  A copy of the Second Amendment is included as Exhibit 10.2 and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 10.1	First Amendment to the October 2, 2006 Securities Purchase Agreement dated as of February 24, 2009.
Exhibit 10.2	Second Amendment to the June 30, 2008 Amended and Restated Credit Agreement dated as of February 24, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bell Microproducts Inc.
March 2, 2009	By:	/s/ Andrew S. Hughes
		Name:	Andrew S. Hughes
		Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
10.1	First Amendment to the October 2, 2006 Securities Purchase Agreement dated as of February 24, 2009.
10.2	Second Amendment to the June 30, 2008 Amended and Restated Credit Agreement dated as of February 24, 2009.